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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 22, 2003

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


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           DELAWARE                      001-10435                      06-0633559
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification Number)
        Incorporation)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                                    06890
(Address of Principal Executive Offices)                                 (Zip Code)
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        Registrant's telephone number, including area code (203) 259-7843

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ITEM 7. FINANCIAL STATEMENT, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits         Description

            99.1             Press release of Sturm, Ruger & Company, Inc.
                             dated April 22, 2003, reporting the financial results for the first quarter ended March 31, 2003.

ITEM 9. INFORMATION FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 22, 2003, the Company issued a press release to stockholders and other interested parties regarding financial results for the first quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STURM, RUGER & COMPANY, INC.


                                       By:  /s/  Erle G. Blanchard
                                            ------------------------------------
                                            Name:  Erle G. Blanchard
                                            Title: Principal Financial Officer,
                                                   Vice Chairman, President,
                                                   Chief Operating Officer,
                                                   Treasurer and Director

Dated:  April 22, 2003


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                              INDEX TO EXHIBITS

    EXHIBIT NUMBER                        DESCRIPTION
         99.1 Press release of Sturm, Ruger & Company, Inc. dated April 22, 2003, reporting the financial results for the first quarter ended March 31, 2003.


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